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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of eFunds Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 12th day of January 2001.


                              ESL PARTNERS, L.P.

                              By: RBS Partners, L.P., its general partner
                              By: ESL Investments, Inc., its general partner

                                  By:  /s/ EDWARD S. LAMPERT
                                     ---------------------------------------
                                       Edward S. Lampert
                                       Chairman

                              ESL LIMITED

                              By: ESL Investment Management, LLC,
                                  its investment manager

                                  By:  /s/ EDWARD S. LAMPERT
                                     ---------------------------------------
                                       Edward S. Lampert
                                       Managing Member

                              ESL INSTITUTIONAL PARTNERS, L.P.

                              By: RBS Investment Management, LLC,
                                  its general partner

                                  By:  /s/ EDWARD S. LAMPERT
                                     ---------------------------------------
                                       Edward S. Lampert
                                       Managing Member

                              ESL INVESTORS, L.L.C.

                              By: RBS Partners, L.P., its manager
                              By: ESL Investments, Inc., its general partner

                                  By:  /s/ EDWARD S. LAMPERT
                                     ---------------------------------------
                                       Edward S. Lampert
                                       Chairman